CONSOLIDATED STATEMENTS OF INCOME (LOSS) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Revenues:
Products	$ 117,968	$ 110,186	$ 136,793
Services	93,401	86,399	79,773
Total revenues	211,369	196,585	216,566
Cost of revenues:
Products	30,862	27,320	29,159
Services	8,754	8,375	9,041
Total cost of revenues	39,616	35,695	38,200
Gross profit	171,753	160,890	178,366
Operating expenses, net:
Research and development, net	59,003	51,732	49,987
Sales and marketing	108,744	103,774	93,347
General and administrative	17,577	18,133	17,033
Other income	(6,900)
Total operating expenses, net	178,424	173,639	160,367
Operating income (loss)	(6,671)	(12,749)	17,999
Financial income, net	4,830	5,741	5,867
Income (loss) before taxes on income	(1,841)	(7,008)	23,866
Taxes on income	5,652	1,651	5,297
Net income (loss)	$ (7,493)	$ (8,659)	$ 18,569
Basic net earnings (loss) per share	$ (0.17)	$ (0.20)	$ 0.40
Diluted net earnings (loss) per share	$ (0.17)	$ (0.20)	$ 0.40